UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23994

Eagle Point Defensive Income Trust

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202
Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski
c/o Eagle Point Defensive Income Trust
600 Steamboat Road, Suite 202
Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann
Philip Hinkle
Alexander C. Karampatsos
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: September 30

Date of reporting period: September 30, 2024

Item 1.	Report to Stockholders

The Annual Report to shareholders of Eagle Point Defensive Income Trust (the “Company”) for the year ended September 30, 2024 is filed herewith.

2024 ANNUAL REPORT
EAGLE POINT DEFENSIVE INCOME TRUST

Eagle Point Defensive Income Trust

Annual Report – September 30, 2024

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Defensive Income Trust

This report is transmitted to the shareholders of Eagle Point Defensive Income Trust (“we”, “us”, “our”, the “Fund” or the “Trust”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Defensive Income Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2024. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

To provide some liquidity to shareholders, the Fund will conduct quarterly repurchase offers for a limited amount of the Fund’s shares (at least 5%). The offer to purchase between 5% and 25% of shares outstanding at net asset value on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded and an investor should not expect to be able to sell shares regardless of how the Fund performs.

Neither the Adviser nor the Fund provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third party sources and reports (including reports of third-party custodians, CLO managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be rerelied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Summary of Certain Unaudited Portfolio Characteristics

The summary of portfolio characteristics reflected below is as of September 30, 2024:

Asset Type by Fair Value (as of 9/30/2024)[1]
Asset Type	Fair Value (in millions)	% of Net Assets
Senior Secured Loans and Notes	$58.4	56.99%
Senior Unsecured Loans and Notes	$39.2	38.30%
Preferred Stock	$17.0	16.58%
Common Stock	$5.1	4.95%
Senior Unsecured Convertible Notes	$3.9	3.78%
CFO Equity	$1.2	1.16%
Equity Warrants	$0.4	0.35%
Total	$125.0	122.11%

Top Ten Investments by Fair Value (as of 9/30/2024)[1]
Issuer	Asset Type	Fair Value (in millions)	% of Net Assets
Senior Credit Corp 2022 LLC	Senior Unsecured Loans and Notes	$10.6	10.37%
Invesco Senior Secured Management	Preferred Stock	$8.5	8.34%
Waterfall Eden Master Fund LTD	Senior Secured Loans and Notes	$7.2	7.07%
Metropolitan Levered Partners Fund VIII LP	Senior Secured Loans and Notes	$6.4	6.22%
FinAccel Pte Ltd	Senior Secured Loans and Notes	$6.2	6.03%
Metropolitan Leverage Partners Fund VII LP	Senior Secured Loans and Notes	$6.1	5.94%
CION Investment Corporation	Senior Unsecured Loans and Notes	$5.3	5.21%
Monroe Capital Opportunistic Private Credit Master Fund SCSp.	Senior Unsecured Loans and Notes	$5.1	5.00%
Senior Credit Corp 2022 LLC	Common Stock	$5.1	4.95%
Metropolitan Financing VII LLC	Senior Secured Loans and Notes	$5.0	4.88%
Total		$65.5	64.01%

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of September 30, 2024.

Financial Statements for the period from July 29, 2024 (Commencement of Operations)
through September 30, 2024 (Audited)

Eagle Point Defensive Income Trust

Statement of Financial Condition

As of September 30, 2024

(expressed in U.S. dollars, except share amounts)

ASSETS
Investments at fair value:
Affiliated investments, at fair value (cost $15,781,171)	$15,683,153
Unaffiliated investments, at fair value (cost $108,305,167)	109,332,230
Total investments (cost of $124,086,338)	125,015,383
Cash and cash equivalents	1,233,058
Interest and dividends receivable:
Affiliated investments	67,338
Unaffiliated investments	1,251,940
Total interest and dividends receivable	1,319,278
Due from affiliates (Note 5)	3,005,138
Receivable for securities sold	213,613
Total Assets	130,786,470

LIABILITIES
Borrowings under Revolving Credit Facility (less unamortized deferred financing costs of $154,792) (Note 9)	27,730,974
Due to affiliates (Note 5)	430,600
Professional fees payable	196,667
Administration fees payable	25,833
Unfunded loan commitments, at fair value (Note 7)	3,256
Interest expense payable	2,969
Other expenses payable	8,083
Total Liabilities	28,398,382

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to common stock, unlimited shares authorized, 10,010,000 shares issued and outstanding	$102,388,088

NET ASSETS consist of:
Paid-in capital (Note 6)	$100,100,000
Aggregate distributable earnings (losses)	2,288,088
Total Net Assets	$102,388,088

Shares issued and outstanding	10,010,000

Net asset value per share	$10.23

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Schedule of Investments

As of September 30, 2024

(expressed in U.S. dollars)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount / Shares	Cost	Fair Value (4)	% of Net Assets
Investments at Fair Value (5)
Senior Secured Loans and Notes
Singapore
Financial Services
FinAccel Pte Ltd	Senior Secured Loan, Class A Notes, 14.000%, due on 6/30/2026 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	$6,099,052	$6,149,509	$6,172,241	6.03%
FinAccel Pte Ltd	Senior Secured Loan, Class C Notes, 15.000% + 5.000% PIK, due on 6/30/2026 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	3,321,697	3,374,164	3,394,774	3.32%
FinAccel Pte Ltd	Senior Secured Loan, Class B Notes, 14.000%, due on 6/30/2026 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	252,421	254,509	255,450	0.25%
Total Singapore				9,778,182	9,822,465	9.60%

United States
Financial Services
Apollo Commercial Real Estate Finance Inc.	Senior Secured Note, 4.625%, due on 6/15/2029 ⁽⁸⁾	08/06/24	3,084,000	2,649,970	2,763,225	2.70%
Axar Master Fund Ltd.	Senior Secured Loan, 7.625%, due on 4/08/2027 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	3,719,458	3,647,503	3,645,068	3.56%
Metropolitan Financing VII LLC	Senior Secured Loan, 10.104%, 3M SOFR + 5.500%, due on 2/12/2026 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	4,971,762	4,976,070	4,986,408	4.87%
Metropolitan Leverage Partners Fund VII LP	Senior Secured Loan, Tranche 2, 9.604%, 3M SOFR + 5.000%, due on 3/11/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	1,359,649	1,368,608	1,371,070	1.34%
Metropolitan Leverage Partners Fund VII LP	Senior Secured Loan, Tranche 1, 9.604%, 3M SOFR + 5.000%, due on 3/11/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	6,035,398	6,075,164	6,086,095	5.94%
Metropolitan Levered Partners Fund VIII LP	Senior Secured Loan, Tranche 2, 10.604%, 3M SOFR + 6.000%, due on 2/21/2028 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	1,322,524	1,327,193	1,335,749	1.30%
Metropolitan Levered Partners Fund VIII LP	Senior Secured Loan, Tranche 1, 10.604%, 3M SOFR + 6.000%, due on 2/21/2028 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	6,305,137	6,347,535	6,368,188	6.22%
Ready Term Holdings, LLC	Senior Secured Loan, 10.804%, 3M SOFR + 5.500%, due on 4/12/2029 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	947,939	929,939	932,662	0.91%
ReadyCap Holdings LLC	Senior Secured Note, 4.500%, due on 10/20/2026 ⁽⁸⁾	08/06/24	340,000	314,985	320,780	0.31%
Sunbit, Inc.	Senior Secured Loan, 10.951%, 1M SOFR + 5.750%, due on 12/31/2024 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	966,321	967,032	966,458	0.94%
Velocity Commercial Capital, LLC	Senior Secured Note, 7.125%, due on 3/15/2027 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	4,225,000	4,108,955	4,119,375	4.02%
Velocity Commercial Capital, LLC	Senior Secured Note, 9.875%, due on 2/15/2029 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	635,000	657,846	663,575	0.65%
Waterfall Eden Master Fund LTD	Senior Secured Loan, Tranche 3, 10.179%, 3M SOFR + 5.575%, due on 3/07/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	3,167,619	3,137,796	3,135,943	3.06%
Waterfall Eden Master Fund LTD	Senior Secured Loan, Tranche 2, 10.179%, 3M SOFR + 5.575%, due on 3/07/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	7,316,075	7,247,195	7,242,914	7.07%

Structured Finance
ASPF II 2022-I, L.P.	Collateralized Fund Obligation, Class C-2B Notes, 15.600%, due on 10/15/2034 ⁽⁶⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	965,082	968,712	997,874	0.97%
ASPF II 2022-I, L.P.	Collateralized Fund Obligation, Class B-2 Notes, 11.350%, due on 10/15/2034 ⁽⁶⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	1,754,695	1,761,295	1,820,235	1.78%
Dawson Rated Fund 5-R1 LP	Collateralized Fund Obligation, Class C Loan, 14.324%, Average of US CMT 3Y and US CMT 5Y + 10.000%, due on 12/15/2032 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	292,741	300,109	310,532	0.30%
Dawson Rated Fund 5-R1 LP	Collateralized Fund Obligation, Class B-1 Loan, 10.924%, Average of US CMT 3Y and US CMT 5Y + 6.600%, due on 12/15/2032 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	117,204	122,297	123,032	0.12%
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation, Class B Loan, 11.500%, due on 7/12/2038 ⁽⁶⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	750,164	760,051	771,515	0.75%
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation, Class C Loan, 14.500%, due on 7/12/2038 ⁽⁶⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	343,499	348,669	354,424	0.35%
New Mountain Guardian IV Rated Feeder I, Ltd.	Rated Feeder Fund Debt, Class B Notes, 11.689%, 3M SOFR + 6.350%, due on 11/15/2036 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	231,550	232,824	234,453	0.23%
New Mountain Guardian IV Rated Feeder III Ltd.	Rated Feeder Fund Debt, Class D Notes, 13.082%, 3M SOFR + 8.020%, due on 11/19/2036 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/28/24	2,314,000	—	—	0.00%
New Mountain Guardian IV Rated Feeder III Ltd.	Rated Feeder Fund Debt, Class C Notes, 12.562%, 3M SOFR + 7.500%, due on 11/19/2036 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/28/24	1,582,000	—	—	0.00%
New Mountain Guardian IV Rated Feeder III Ltd.	Rated Feeder Fund Debt, Class B Notes, 10.162%, 3M SOFR + 5.100%, due on 11/19/2036 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/28/24	970,000	—	—	0.00%
Total United States				48,249,748	48,549,575	47.39%

Total Senior Secured Loans and Notes				58,027,930	58,372,040	56.99%

Senior Unsecured Loans and Notes
United States
Financial Services
Arbor Realty SR Inc.	Senior Unsecured Note, 5.000%, due on 12/30/2028 ⁽⁸⁾	08/06/24	295,000	222,646	246,325	0.24%
Arbor Realty SR Inc.	Senior Unsecured Note, 8.500%, due on 10/15/2027 ⁽⁸⁾	08/06/24	115,000	105,218	110,400	0.11%
Arbor Realty Trust Inc.	Senior Unsecured Note, 4.500%, due on 3/15/2027 ⁽⁸⁾	08/06/24	1,035,000	899,472	918,359	0.90%
Arbor Realty Trust Inc.	Senior Unsecured Note, 5.000%, due on 4/30/2026 ⁽⁸⁾	08/06/24	158,000	144,367	148,234	0.14%
Blue Owl Technology Income Corporation	Senior Unsecured Note, Tranche A Notes, 10.029%, 3M SOFR + 4.750%, due on 1/15/2029 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	3,450,000	3,544,562	3,560,085	3.48%
Broadmark Realty Capital Incorporated	Senior Unsecured Note, 5.000%, due on 11/15/2026 ⁽⁸⁾	08/06/24	375,000	335,479	341,071	0.33%
CION Investment Corporation	Senior Unsecured Note, 4.500%, due on 2/11/2026 ⁽⁸⁾	08/06/24	640,000	621,101	612,800	0.60%
CION Investment Corporation	Senior Unsecured Note, 9.868%, 3M SOFR + 4.750%, due on 11/08/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	5,320,000	5,299,756	5,332,768	5.21%
Great Elm Capital Corporation	Senior Unsecured Note, 8.125%, due on 12/31/2029 ⁽⁸⁾	09/13/24	14,131	344,514	352,427	0.34%
Monroe Capital Income Plus Corporation	Senior Unsecured Note, Tranche A Notes, 9.420%, due on 11/15/2028 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	1,670,000	1,768,841	1,807,547	1.77%
Monroe Capital Opportunistic Private Credit Master Fund SCSp	Senior Unsecured Note, 8.500%, due on 12/01/2026 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	5,124,000	5,094,287	5,117,507	5.00%
Monroe Capital Private Credit Fund 559 LP	Senior Unsecured Note, 8.625%, due on 11/09/2028 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	1,750,000	1,747,312	1,785,306	1.74%
North Haven Private Income Fund LLC	Senior Unsecured Note, 8.880%, due on 8/10/2028 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	1,950,000	2,013,025	2,094,914	2.05%
OFS Capital Corporation	Senior Unsecured Note, 4.750%, due on 2/10/2026 ⁽⁸⁾	08/06/24	160,000	150,049	152,496	0.15%
Oxford Square Capital Corporation	Senior Unsecured Note, 5.500%, due on 7/31/2028 ⁽⁸⁾	08/06/24	1,670	37,859	38,744	0.04%
Runway Growth Finance Corporation	Senior Unsecured Note, 7.500%, due on 7/28/2027 ⁽⁸⁾	08/06/24	21,136	528,400	531,486	0.52%
Saratoga Investment Corporation	Senior Unsecured Note, 8.125%, due on 12/31/2027 ⁽⁸⁾	08/06/24	17,258	435,765	438,094	0.43%
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.500%, due on 12/05/2028 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾ ⁽¹¹⁾	08/06/24	10,613,013	10,613,013	10,613,013	10.37%
Steeprock Real Estate Yield Investors LLC	Senior Unsecured Note, 10.104%, 3M SOFR + 5.500%, due on 4/27/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	2,388,000	2,337,979	2,350,986	2.30%
Steeprock Real Estate Yield Investors LLC	Senior Unsecured Note, Tranche B, 11.104%, 3M SOFR + 6.500%, due on 4/28/2027 ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁰⁾	08/06/24	2,284,000	2,288,201	2,301,130	2.25%
Trinity Capital Inc.	Senior Unsecured Note, 4.375%, due on 8/24/2026 ⁽⁸⁾	08/06/24	360,000	337,096	342,307	0.33%
Total Senior Unsecured Loans and Notes				38,868,942	39,195,999	38.30%

Senior Unsecured Convertible Notes
United States
Financial Services
Blackstone Mortgage Trust Inc.	Convertible Senior Unsecured Note, 5.500%, due on 3/15/2027 ⁽⁸⁾	08/06/24	1,747,000	1,606,277	1,670,569	1.63%
Braemar Hotels & Resorts Inc.	Convertible Senior Unsecured Note, 4.500%, due on 6/01/2026 ⁽⁸⁾	08/06/24	1,515,000	1,386,571	1,399,103	1.37%
Logan Ridge Finance Corporation	Convertible Senior Unsecured Note, 6.000%, due on 4/01/2032 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	802,500	788,605	794,395	0.78%
Total Senior Unsecured Convertible Notes				3,781,453	3,864,067	3.78%

Preferred Stock
United States
Financial Services
Granite Point Mortgage Trust Inc.	Preferred Stock, 7.000% ⁽⁸⁾	08/06/24	246,297	3,999,765	4,384,087	4.28%
IQHQ, Inc.	Preferred Stock, Series D-1, 8.750% ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	4,000	4,091,075	4,051,967	3.96%
Invesco Senior Secured Management Inc.	Preferred Stock, 8.000%, due on 6/16/2031 ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	08/06/24	8,408,273	8,604,186	8,538,829	8.34%
Total Preferred Stock				16,695,026	16,974,883	16.58%

Collateralized Fund Obligation Equity
United States
Structured Finance
Glendower Capital Secondaries CFO, LLC	Subordinated Note, effective yield 30.38%, maturity 7/12/2038 ⁽⁶⁾ ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	08/06/24	783,052	1,212,118	1,185,698	1.16%

Common Stock
United States
Financial Services
Senior Credit Corp 2022 LLC	Common Stock ⁽⁶⁾ ⁽¹¹⁾ ⁽¹³⁾	08/06/24	4,548,434	5,168,158	5,070,140	4.95%

Equity Warrants
Singapore
Financial Services
FinAccel Pte Ltd	Equity Warrant ⁽⁶⁾ ⁽¹⁰⁾ ⁽¹³⁾	08/06/24	5,703	250,309	263,145	0.26%
FinAccel Pte Ltd	Equity Warrant ⁽⁶⁾ ⁽¹⁰⁾ ⁽¹³⁾	08/06/24	3,471	82,402	89,413	0.09%
Total Equity Warrants				332,711	352,558	0.35%

Total investments at fair value as of September 30, 2024				$124,086,338	$125,015,385	122.11%

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Schedule of Investments

As of September 30, 2024

(expressed in U.S. dollars)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount / Shares	Cost	Fair Value (4)	% of Net Assets
Unfunded Loan Commitments at Fair Value (5)
Senior Secured Loans and Notes
Financial Services
United States
Ready Term Holdings, LLC	Senior Secured Loan, 10.804%, 3M SOFR + 5.500%, due on 4/12/2029 ⁽⁶⁾ ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁰⁾	08/06/24	$202,061	$—	$(3,256)	0.00%

Net assets above (below) investments at fair value and unfunded loan commitments at fair value					(22,630,553)

Net Assets as of September 30, 2024					$102,388,088

(1)	Unless otherwise noted, the Trust is not affiliated with, nor does it "control" (as such term is defined in the Investment Fund Act of 1940, as amended (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Trust would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	A portion of the investments presented on the schedule of investments are held as collateral pursuant to the Trust's financing arrangements. Refer to Note 9 "Revolving Credit Facility" for further discussion.
(3)	Acquisition date represents the initial date of purchase or the date the investment was acquired by the Trust.
(4)	Fair value is determined by Eagle Point Defensive Income Management LLC in accordance with written valuation policies and procedures, subject to oversight by the Trust's Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.
(5)	Country represents the principal country of risk where the investment has exposure.
(6)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be "restricted securities." As of September 30, 2024, the aggregate fair value of these securities is $110.2 million or 107.7% of the Trust's net assets.
(7)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(8)	Fixed rate investment.
(9)	This investment has an unfunded commitment as of September 30, 2024. Refer to Note 7 "Commitments and Contingencies" for further discussion.
(10)	Classified as Level III investments. See Note 3 "Investments" for further discussion.
(11)	This investment is an affiliated investment as defined under the 1940 Act, which represents investments in which the Trust owns 5% or more of the outstanding voting securities under common ownership or control. Refer to Note 5 "Related Party Transactions" for further discussion.
(12)	CFO equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of the terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of September 30, 2024, the Trust's weighted average effective yield on its aggregate CFO equity positions, based on current amortized cost, was 30.38%.
(13)	The following investment is not an income producing security.

Reference Key:

SOFR        Secured Overnight Financing Rate

US CMT   United States Constant Maturity Treasury Rate

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Statement of Operations

For the period from
July 29, 2024
(Commencement of Operations)
through September 30, 2024
INVESTMENT INCOME
Interest income:
Affiliated investments	$122,448
Unaffiliated investments	1,494,457
Total interest income	1,616,905
Dividend income:
Affiliated investments	102,958
Unaffiliated investments	236,069
Total dividend income	339,027
Total Investment Income	1,955,932

EXPENSES
Interest expense on Revolving Credit Facility (Note 9)	310,902
Professional fees	236,667
Administration fees	25,833
Amortization of deferred financing costs	30,958
Organizational expenses	41,500
Other expenses	8,083
Total Expenses	653,943

NET INVESTMENT INCOME	1,301,989

NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Affiliated investments	—
Unaffiliated investments	60,308
Net realized gain (loss) from investments	60,308

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:
Affiliated investments	(98,018)
Unaffiliated investments	1,023,809
Net change in unrealized appreciation (depreciation) on investments	925,791

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,288,088

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Statement of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

For the period from
July 29, 2024
(Commencement of Operations)
through September 30, 2024
Net Increase (decrease) in net assets resulting from operations:
Net investment income	$1,301,989
Net realized gain (loss) on affiliated investments	—
Net realized gain (loss) on unaffiliated investments	60,308
Net change in unrealized appreciation (depreciation) on unaffiliated investments	1,023,809
Net change in unrealized appreciation (depreciation) on affiliated investments	(98,018)
Total net increase (decrease) in net assets resulting from operations	2,288,088

Distributions to shareholders:
Total earnings distributed	—
Distributions from tax return of capital	—
Total distributions to shareholders	—

Capital share transactions:
Contributed investments, at fair value	123,242,314
Contributed cash	100,000
Contributed liabilities	(23,242,314)
Total capital share transactions:	100,100,000

Total increase (decrease) in net assets	102,388,088
Net assets at beginning of period	—
Net assets at end of period	$102,388,088

Capital share activity:
Shares issued	10,010,000
Total increase (decrease) in capital share activity	10,010,000

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Statement of Cash Flows

(expressed in U.S. dollars)

For the period from
July 29, 2024
(Commencement of Operations)
through September 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$2,288,088
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investments	(5,532,437)
Proceeds from sales of investments and repayments of principal	4,591,093
Net realized (gain) loss on unaffiliated investments	(60,308)
Net change in unrealized (appreciation) depreciation on affiliated investments	98,018
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(1,023,809)
Amortization (accretion) of premiums or discounts on investments	(55,985)
Amortization of deferred financing costs	30,958
Change in assets and liabilities:
Interest and dividends receivable from affiliated investments	(67,338)
Interest and dividends receivable from unaffiliated investments	(1,251,940)
Due from affiliates (Note 5)	(3,005,138)
Due to affiliates (Note 5)	430,600
Professional fees payable	196,669
Administration fees payable	25,833
Interest expense payable	2,969
Other expenses payable	8,083
Net cash provided by (used in) operating activities	(3,324,644)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	100,000
Borrowings under Revolving Credit Facility	4,643,452
Payment for deferred financing costs (Note 5)	(185,750)
Net cash provided by (used in) financing activities	4,557,702

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,233,058

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,233,058

Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense on Revolving Credit Facility (Note 9)	$307,933

Supplemental disclosure of non-cash financing activities:
Contribution in kind, investments at fair value (Note 1)	$123,242,314
Issuance of shares upon conversion (Note 1)	$100,000,000
Transfer of debt upon conversion (Note 1)	$23,242,314

See accompanying notes to the financial statements

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

1.	ORGANIZATION

Eagle Point Defensive Income Trust (the “Trust”) is a Delaware statutory trust formed on January 30, 2024. Eagle Point Defensive Income Management LLC (the “Adviser”) manages the Trust’s investments and is subject to the supervision of the Trust’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940.

On May 31, 2024, Eagle Point Defensive Income Fund NJ LP (the “Partnership”), an affiliate and sole shareholder of the Trust, contributed $100,000 in cash in exchange for 10,000 shares of the Trust. The Partnership is a Delaware limited partnership managed by an affiliate of the Adviser. The general partner of the Partnership is Eagle Point DIF GP NJ LLC and is responsible for managing the business and affairs of the Partnership.

On July 29, 2024, the Trust commenced operations. On August 6, 2024, the Partnership contributed certain investments to the Trust (the “Contribution Transaction”) with a fair market value of $124.9 million, inclusive of accrued interest, and transferred liabilities incurred under the Partnership’s revolving credit facility of $23.2 million to the Trust. In exchange, the Partnership received 10,000,000 shares of the Trust and $1.6 million paid in cash.

On August 9, 2024, the Trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to offer its shares on a continuous basis. The Trust intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The primary investment objective of the Trust is to generate high current income, with a secondary objective to generate capital gains. The Trust seeks to achieve its investment objectives by focusing on proactively sourcing, structuring and investing primarily in debt or preferred equity securities issued by funds and investment vehicles, such as business development companies, registered closed-end investment companies, unregistered private funds, real estate investment trusts, collateralized fund obligations (“CFOs”) and rated feeder funds and similar investment vehicles, to finance a portion of their underlying investment portfolio (collectively, “Portfolio Debt Securities”). Portfolio Debt Securities may also include loans to such issuers. Portfolio Debt Securities may be primary issuances originated by the Adviser or its affiliates or secondary market opportunities. The Trust may also invest in other securities that the Adviser believes, in its discretion, are consistent with the Trust’s investment objectives.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The statement of financial condition of the Trust has been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Trust is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in U.S. dollars.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments.

The Trust accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Trust’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Trust. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability in measuring investments:

●	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust is able to access as of the reporting date.

●	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical assets or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

Investments in private investment companies measured using net asset value (“NAV”) as a practical expedient are not categorized within the fair value hierarchy.

An estimate of fair value is made for each investment at least monthly  taking into account information available as of the reporting date.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

See Note 3 “Investments” for further discussion relating to the Trust’s investments.

Investment Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recognized using the accrual basis of accounting, to the extent such amounts are expected to be collected. Interest and dividend income on investments in Portfolio Debt Securities is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Trust applies the provisions of ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities, in calculating amortization of premium for purchased Portfolio Debt Securities.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, all or a portion of interest receivable is capitalized as additional principal in the investment generating the PIK interest or in a related investment. To the extent the Trust does not believe it will be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CFO equity investments recognize investment income on the accrual basis applying an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, any difference between cash distributed and the amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment.

Investment Transactions

The Trust records the purchases and sales of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Trust defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. The Trust maintains its cash and cash equivalents in major financial institutions, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institutions where the accounts are held in order to manage any risk associated with such accounts. Cash equivalents are classified as Level I in the fair value hierarchy. As of September 30, 2024, the Trust held no cash equivalents.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Costs

Offering costs associated with the issuance of the Trust’s shares are capitalized and amortized to expense on a straight-line basis over the twelve-month period following commencement of the offering.

Organization Expenses

Organizational expenses of the Trust are expensed as incurred.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Credit Facility (refer to Note 9 “Revolving Credit Facility”). Deferred financing costs are capitalized and amortized over the term of the credit facility and reflected in “Borrowings under credit facility” on the Statement of Financial Condition. Amortization of deferred financing costs is recorded as an expense in the Statement of Operations on a straight-line basis, which approximates the effective interest method.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

Income Taxes

The Trust intends to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Trust is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Trust has adopted November 30 as its fiscal tax year end. The Trust intends to file federal income and excise tax returns as well as any applicable state tax filings.

The Trust elected to be taxed as a corporation, for tax purposes, on August  7, 2024. The tax character of distributions paid, the tax basis of the components of accumulated earnings (deficit) and any capital loss carry forwards, for federal income tax purposes will be determined at the end of the Trust’s first tax year, November 30, 2024.

As of September 30, 2024, the Trust’s tax cost for federal income tax purposes was $118.4 million. Accordingly, accumulated net unrealized appreciation for tax purposes on investments held by the Trust was $6.6 million, consisting of $6.9 million gross unrealized appreciation and $0.3 million gross unrealized depreciation.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Trust’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2024.

(presented in millions)
				Investments
				Measured at Net
Investments at Fair Value	Level I	Level II	Level III	Asset Value	Total
Senior Secured Loans and Notes	$—	$3.1	$55.3	$—	$58.4
Senior Unsecured Loans and Notes	1.4	2.9	35.0	—	39.2
Senior Unsecured Convertible Notes	—	3.1	0.8	—	3.9
Preferred Stock	4.4	—	12.6	—	17.0
CFO Equity	—	—	1.2	—	1.2
Common Stock	—	—	—	5.1	5.1
Equity Warrants	—	—	0.4	—	0.4
Total Investments at Fair Value (1)	$5.7	$9.0	$105.2	$5.1	$125.0

(1) Amounts may not foot due to rounding

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

Significant Unobservable Inputs

The following table summarizes the valuation techniques and quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of September 30, 2024. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Trust’s fair value measurements as provided for in the Adviser’s valuation policy. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Trust’s fair value measurements, as of September 30, 2024. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

(presented in millions)
Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of September 30, 2024	Valuation Techniques / Methodologies	Unobservable Inputs	Weighted Average (1)/ Range (2)
Investments, at Fair Value
Senior Secured Loans and Notes	$55.3	Discounted Cash Flow	Discount Rate	8.29% / 5.26% - 18.01%

Senior Unsecured Loans and Notes	24.4	Discounted Cash Flow	Discount Rate	7.52% / 6.18% - 9.15%

Senior Unsecured Convertible Notes	0.8	Discounted Cash Flow and Monte Carlo Simulation Model	Discount Rate	8.26%

Preferred Stock	12.6	Discounted Cash Flow	Discount Rate	7.37% / 6.25% - 9.72%

CFO Equity	1.2	Discounted Cash Flow	Discount Rate	31.10%

Equity warrants	0.4	Black Scholes Options	Common Stock Value	$25.77
		Pricing Model	Volatility	70.00%
			Risk Free Rate	3.68%
		FINCAD Convertible Preferred Model	Time to Liquidity (in years)	1.75

			Common Stock Value	$25.77
			Volatility	70.00%
			Risk Free Rate	3.89%
			Time to Liquidity (in years)	1.25
			Discount Rate	39.82%
Total (3)	$94.6

(1)	Weighted average calculations are based on the fair value of investments.
(2)	A range is not presented for asset type categories with one investment.
(3)	Amounts may not foot due to rounding.

Certain of the Trust’s Level III investments have been valued using unadjusted unobservable inputs that have not been internally developed by the Adviser, including third-party transactions, third-party pricing, recent transactions and data reported by trustees. As a result, investments with a fair value of $10.6 million have been excluded from the preceding table due to being valued at recent transacted cost.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

Change in Investments Classified as Level III

The following table includes additional information pertaining to financial instruments classified within Level III for the period from July 29, 2024 (commencement of operations) through September 30, 2024.

(presented in millions)

Investments at Fair Value	Senior Secured Loans and Notes	Senior Unsecured Loans and Notes	Senior Unsecured Convertible Notes	Preferred Stock
Balance as of July 29, 2024	$—	$—	$—	$—
Purchases of investments (1)	55.5	34.7	0.8	13.7
Proceeds from sales of investments	(0.4)	—	(0.1)	(1.0)
Net amortization (accretion) of premiums or discounts on investments	0.0	(0.0)	0.0	—
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.2	0.3	0.0	(0.1)
Balance as of September 30, 2024 (2) (3)	$55.3	$35.0	$0.8	$12.6

Investments at Fair Value	CFO Equity	Equity Warrants	Total
Balance as of July 29, 2024	$—	$—	$—
Purchases of investments (1)	1.2	0.3	106.3
Proceeds from sales of investments	—	—	(1.4)
Net amortization (accretion) of premiums or discounts on investments	(0.0)	—	(0.0)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(0.0)	0.0	0.4
Balance as of September 30, 2024 (2) (3)	$1.2	$0.4	$105.2

(1)	Inclusive of in-kind investment activity, refer to Note 1 “Organization” for further discussion relating to in-kind investment activity.
(2)	Amounts may not foot due to rounding.
(3)	There were no transfers into or out of Level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments account in the Statement of Operations, if applicable. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments account in the Statement of Operations.

Fair Value – Valuation Techniques and Inputs

Exchange-Traded Investments

Exchange-traded investments are fair valued utilizing the official closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.

Investments Not Listed on an Exchange

For investments not listed on an exchange, but for which an active market exists, the Adviser utilizes an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two-sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of these investments, such investments are considered Level II assets.

In the absence of an active market, investments not listed on an exchange require the use of unobservable inputs and significant judgment to determine fair value. For such investments, the Adviser engages a nationally recognized independent valuation agent to determine the fair value. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The Adviser generally records the mid-point of the range provided as fair value of the investment, but from time to time may record fair value at a level other than the mid-point. In all instances, the final valuation recorded is within the high and low band provided

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

by the valuation agent. Given the illiquidity of these investments and lack of observable inputs, the Adviser categorizes these investments as Level III investments.

Valuation of Joint Venture Investments

Joint venture investments consist of common stock and senior unsecured notes issued by a joint venture entity. The Adviser values the common stock using the NAV as a practical expedient, unless it is probable that the Adviser will sell a portion of the investment at an amount different than the NAV. The Trust values the senior unsecured notes at recent transacted cost.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Trust. The Trust’s prospectus provides a detailed discussion of the Trust’s risks and considerations. The risks described in the prospectus are not the only risks the Trust faces. Additional risks and uncertainties not currently known to the Trust or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in Certain Pooled Issuers and other Structured Debt Securities

Portfolio Debt Securities and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, such may be governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

Certain debt securities in which the Trust may invest are subordinated to more senior tranches of debt. Accordingly, such debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, certain securities are under-collateralized in that the face amount of the issuer’s debt and equity exceeds its total assets. With respect to certain investments that the Trust expects to acquire, the Trust will be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the issuers of such securities.

High Yield Investment Risk

Certain investments that the Trust acquires are expected to be rated below investment grade or unrated. Such securities are sometimes referred to as “high yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying certain investments may also be high yield investments. Investing in such investments involves greater credit and liquidity risk, which may adversely impact the Trust’s performance.

Payment-In-Kind and Original Issue Discount

To the extent that the Trust invests in original issue discount instruments, including payment-in-kind loans and zero coupon bonds, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash.

Leverage Risk

The use of leverage, whether directly or indirectly through investments, may magnify the Trust’s risk of loss. Certain issuers in which the Trust invests are very highly leveraged and therefore are subject to a high degree of loss since the use of leverage magnifies losses.

Credit Risk

The Trust invests primarily in credit and credit-related instruments. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed with respect to the underlying indebtedness. If a credit investment in the Trust’s portfolio declines in price and/or fails to pay interest or

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Trust’s NAV and/or income would be adversely impacted.

Key Personnel Risk

The Adviser manages the Trust’s investments. Consequently, the Trust’s success depends, in large part, upon the services of the Adviser (including Eagle Point Credit Management LLC, which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Trust can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Trust’s investment adviser.

Conflicts of Interest Risk

The Trust’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage.

Risks of Default on Underlying Assets

A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset and result in a default by such issuer. Defaults and losses of underlying assets would reduce the Trust’s collateral in the investment or otherwise impair the creditworthiness of the Trust’s investment. This could have a negative impact on the fair value of the Trust’s investment and reduce the cash flows that the Trust receives from its investment.

Prepayment Risk

Investments held by the Trust may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Trust’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as the Trust might realize excess cash from prepayments earlier than expected. If the Trust is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Trust’s net income and the fair value of that asset.

Liquidity Risk

Generally, there is no public market for many of the investments the Trust targets. As such, the Trust may not be able to sell such investments quickly, or at all. If the Trust is able to sell such investments, the prices the Trust receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Trust.

Incentive Fee Risk

The Trust’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Trust’s performance.

Fair Valuation of the Trust’s Portfolio Investments

Generally, there is no public market for many of the investments the Trust targets. As a result, the Adviser values these securities at fair value in accordance with the requirements of the 1940 Act. The Adviser’s determinations of the fair value of the Trust’s investments have a material impact on the Trust’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Trust’s NAV on a given date to understate or overstate, possibly materially, the value that the Trust ultimately realizes on one or more of the Trust’s investments.

Non-Diversification Risk

The Trust is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Trust’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Trust’s ability to raise capital, reduce the availability of suitable investment opportunities for the Trust or adversely and materially affect the value of the Trust’s investments, any of which would negatively affect the Trust’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Synthetic Investments Risk

The Trust may invest in synthetic investments, including regulatory capital relief securities and credit risk transfer securities, which are fixed rate or floating rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Trust will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Trust will generally have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Trust will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Trust may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Trust primarily makes investments denominated in U.S. dollars, the Trust may make investments denominated in other currencies. The Trust’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Trust may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Trust had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the relevant risks.

Interest Rate Risk

The price of certain of the Trust’s investments, particularly debt or preferred equity investments with a fixed coupon or dividend rate, may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. If general interest rates rise, there is a risk that the Trust’s floating rate investments (or an issuer’s underlying obligors) will be unable to pay escalating interest amounts, which could result in a default under their loan documents and credit losses to the Trust. Rising interest rates could also cause issuers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. If interest rates fall, the Trust’s floating rate investments would generally be expected to generate a lower rate of income.

Refinancing Risk

If the Trust incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Trust fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Trust’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Trust’s ability to grow, and holders of the Trust’s shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Trust fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Trust’s net assets, the amount of income available for distributions to the Trust’s shareholders, and the amount of income available for payment of the Trust’s other liabilities.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

Derivatives Risk

Derivative instruments in which the Trust may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, OTC trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Trust’s performance, effecting a form of investment leverage on the Trust’s portfolio. In certain types of derivative transactions, the Trust could lose the entire amount of the Trust’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Trust may be exposed to counterparty risk, which could make it difficult for the Trust or the investments in which the Trust holds to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Trust’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Trust and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Trust, the Trust’s underlying obligors, the sponsors or managers of the issuers in which the Trust invests, or the Trust’s service providers could adversely affect the Trust’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if an issuer’s manager or sponsor has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the issuer it manages, which could negatively affect the performance of such issuers (and, therefore, the performance of the Trust).

Foreign Investing Risk

The Trust may invest in securities of foreign issuers (or U.S. issuers that hold foreign assets) to the extent consistent with the Trust’s investment strategies and objectives. Investing in foreign entities may expose the Trust to additional risks, including exchange control regulations, political and social instability, expropriation, foreign taxes, less liquid and transparent markets, high transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Trust, and the issuers in which the Trust invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Illiquid Shares Risk

The Trust’s shares are not publicly traded and the Trust does not expect a secondary market in the shares to develop in the foreseeable future, if ever. Although the Trust, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Trust has offered to repurchase, in which case not all of an investor’s shares tendered in that offer will be repurchased. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Trust may, but is not required to, repurchase an additional number of shares not to exceed 2% of the outstanding shares of the Trust on the repurchase request deadline. In connection with any given repurchase offer, the Trust may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, an investor may not be able to sell their shares when and/or in the amount desired.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

4.	SUMMARY OF DERIVATIVE ACTIVITY

Warrants

The Trust may receive warrants from issuers upon an investment in the debt or equity of an issuer. The warrants provide the Trust with exposure to and potential gains upon equity appreciation of the issuer’s share price.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As the expiration date of a warrant approaches, the time value of a warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an in-the-money warrant will decline. Furthermore, if the price of the stock underlying the warrant does not exceed the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, the Trust could potentially lose its entire investment in a warrant.

The Trust is exposed to counterparty risk from the potential failure of an issuer of warrants to settle its exercised warrants. The maximum risk of loss from counterparty risk to the Trust is the fair value of the contracts.

The following is a summary of the fair value of derivative instruments as of September 30, 2024:

(presented in millions)

Fair value of derivative instruments as of September 30, 2024
	Asset derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of Financial Condition location	Fair Value
Equity contracts	Unaffiliated investments, at fair value (cost $108,305,167)	$0.4
Total		$0.4

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of Operations for the period from July 29, 2024 (commencement of operations) through September 30, 2024:

(presented in millions)

Amount of realized gain or (loss) on derivatives recognized in net realized gain (loss) from investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants
Equity contracts	—
Total	—

(presented in millions)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net change in unrealized appreciation (depreciation) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants
Equity contracts	$0.0
Total	$0.0

5.	RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Effective March 6, 2024, the Trust entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Trust will pay the Adviser a base management fee and an incentive fee for its services, effective commencing on the date that the Trust’s registration statement is

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

declared effective by the SEC. As a result, for the period from July 29, 2024 (commencement of operations) through September 30, 2024, the Adviser didn’t charge any base management or incentive fees.

Base Management Fee

The base management fee shall be calculated monthly and payable quarterly in arrears at an annual rate equal to 1.50% of the Trust’s “Managed Assets” at the end of the most recently completed calendar month, provided, that if the Trust calculates its NAV more frequently than monthly, the base management fee shall be calculated on the same frequency as the NAV is calculated. Per the Advisory Agreement, Managed Assets are defined as total assets (including assets attributable to the Trust’s use of leverage) minus the sum of the Trust’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

Incentive Fee

The incentive fee shall be payable quarterly in arrears and equal to 15% of the Trust’s pre-incentive fee net investment income (“PNII”) of the Trust or each class of shares of the Trust (to the extent that the Trust offers multiples classes of shares) (“Class”), based on such Class’s NAV relative to the Trust as a whole, for the immediately preceding calendar quarter, subject to a “hurdle rate” and a “catch up” feature, as described below. Per the Advisory Agreement, PNII is defined as (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter (or, if applicable, a Class’s allocable share of such income), minus (b) the Trust’s operating expenses for the quarter, including the base management fee, expenses payable under the Administration Agreement (as defined below), any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock and, if applicable, any fees payable for distribution and/or shareholder servicing agreements, but excluding organizational and offering expenses and the incentive fee, (or if applicable, a Class’s allocable share of such operating expenses) after giving application to any reimbursement or recoupment under the Expense Limitation and Reimbursement Agreement (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero-coupon securities), accrued income that the Trust has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized losses.

PNII, expressed as a rate of return on the value of the Trust’s or Class’s, as applicable, net assets at the end of the immediately preceding calendar quarter, shall be compared to a “hurdle rate” of 1.875% (7.5% annualized) of the Trust’s or Class’s, as applicable, NAV per quarter and a “catch up” feature. The Trust shall pay the Adviser an incentive fee with respect to the Trust’s or Class’s, as applicable, PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Trust’s or Class’s, as applicable, PNII does not exceed the hurdle of 1.875% of the Trust’s NAV; (2) 100% of the Trust’s or Class’s, as applicable, PNII with respect to that portion of such PNII, if any, that exceeds the hurdle rate but is less than 2.20588% of the Trust’s NAV in any calendar quarter (8.82353% annualized) (“catch up”); and (3) 15% of the amount of the Trust’s or Class’s, as applicable, PNII, if any, that exceeds 2.20588% of the Trust’s NAV in any calendar quarter.

Administration Agreement

Effective March 6, 2024, the Trust entered into an administration agreement (the “Administration Agreement”) with Eagle Point Administration LLC (the “Administrator”). The Adviser and the Administrator are under common ownership by Eagle Point Holdings LP. The Administrator is subject to the supervision and overall control of the Board. The Administration Agreement may be terminated by the Trust without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Trust. The Administration Agreement is approved by the Board on an annual basis. Pursuant to the terms of the Administration Agreement, the Administrator performs, or arranges the performance of, the Trust’s required administrative services, which include being responsible for the financial records and other records that the Trust is required to maintain, preparing reports which are disseminated to the Trust’s shareholders and preparing reports and other materials filed with the SEC. Additionally, per the Administration Agreement, the Administrator is responsible for providing the Trust with accounting services, assisting the Trust in determining and publishing the Trust’s NAV, overseeing the preparation and filing of the Trust’s tax returns, coordinating the preparation and filing of tender offers on behalf of the Trust, monitoring the Trust’s compliance with tax and other applicable laws and regulations and preparing, and assisting the Trust with any audits by an independent public accounting firm of the Trust’s financial statements. Furthermore, the Administrator is also responsible for managing the printing and dissemination of reports

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

to the shareholders of the Trust, maintaining the Trust’s website, providing support for the Trust’s investor relations, generally overseeing the payment of the Trust’s expenses and the performance of administrative and professional services rendered to the Trust by others and providing such other administrative services as the Trust may designate from time to time.

The Trust shall reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities. Payments pursuant to the Administration Agreement are equal to the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Trust’s allocable portion of the costs of compensation and related expenses of the Trust’s chief compliance officer, chief financial officer, chief operating office and their respective support staff. The Trust’s allocable portion of such compensation is based on an allocation of the time spent on the Trust relative to other matters. To the extent the Administrator outsources any of its functions, including to any sub-administrator, the Trust shall pay the fees associated with such functions on a direct basis, without profit to the Administrator. Commencing August 6, 2024, certain accounting and other administrative services have been delegated by the Administrator to ALPS Fund Services, Inc. (“SS&C ALPS”, the “Sub-Administrator”).

For the period from July 29, 2024 (commencement of operations) to September 30, 2024, the Trust was charged a total of $25,833 in administration fees consisting of $0 and $25,833, relating to services provided by the Administrator and Sub-Administrator, respectively, which are included in the Statement of Operations and, of which $25,833 was payable as of September 30, 2024.

Expense Limitation and Reimbursement Agreement

Effective March 6, 2024, the Trust and the Adviser entered into an expense limitation and reimbursement agreement (the “ELA”). The ELA will permit the Adviser to pay, directly or indirectly, Trust operating expenses or to waive fees due by the Trust to the Adviser or affiliates of the Adviser to the extent that it deems appropriate in an effort to limit the expenses borne by the shareholders of the Trust. Expense payments or waivers made by the Adviser will be subject to reimbursement from the Trust for up to three years after such expense payment or waiver was made. Reimbursement to the Adviser or affiliates of the Adviser must be approved by the Board prior to recoupment by the Adviser or affiliates of the Adviser.

Organizational and Offering Expenses

Effective March 6, 2024, the Trust and the Adviser entered into an organizational and offering (“O&O”) expense support and reimbursement agreement (the “O&O Agreement”). Under the O&O Agreement, the Trust will pay for organizational and certain offering expenses up to a limit of 1.5% of gross proceeds raised from the sale and issuance of the Trust’s shares. The Trust may pay organizational and offering expenses in the form of direct payments to third party vendors. The Trust may also pay organizational and offering expenses to affiliates of the Trust, the Adviser or the Administrator in the form of reimbursement subject to the organizational and offering expense limit. O&O expenses paid by the Adviser are reimbursable by the Trust up to three years after the date on which such O&O expenses were paid on the Trust’s behalf. Reimbursement can only be made if the Trust is able to make the reimbursement without exceeding the 1.50% limit described above, at the time of such reimbursement. Furthermore, reimbursement must by approved by the Board.

Exemptive Relief

On March 17, 2015, the SEC issued an exemptive order which permits the Trust to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or its affiliates, subject to certain conditions.

Affiliated Ownership

As of September 30, 2024, the Adviser and its affiliates held indirectly an aggregate of 1.00% of the Trust’s shareholders’ equity. As of September 30, 2024, an unaffiliated institutional investor (a limited partner of the Partnership) held indirectly an aggregate of 99.00% of the Trust’s shareholders’ equity and held an indirect non-controlling ownership interest in the Adviser.

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

Affiliated Investments

The Trust has investments that are considered affiliated investments as defined under the 1940 Act, which represents investments in which the Trust owns 5% or more of the outstanding voting securities under common ownership or control. The following investments were considered affiliated investments, for which the Trust’s ownership alongside other vehicles also managed by the Adviser or affiliates of the Adviser exceeds 5% or more of outstanding voting securities as of September 30, 2024.

(presented in millions)

Issuer	Investment Description	Interest Income	Dividend Income	Net unrealized appreciation (depreciation) on Investments
Senior Credit Corp 2022 LLC	Senior Unsecured Loans and Notes, 8.500%, due on 12/05/2028	$0.1	$—	$—
Senior Credit Corp 2022 LLC	Common Stock	—	0.1	(0.1)
	Total	$0.1	$0.1	$0.1

Issuer	Investment Description	Fair Value	Funded Commitment	Unfunded Commitment
Senior Credit Corp 2022 LLC	Senior Unsecured Loans and Notes, 8.500%, due on 12/05/2028	$10.6	$10.6	$1.7
Senior Credit Corp 2022 LLC	Common Stock	5.1	4.5	0.7
	Total	$15.7	$15.2	$2.5

Due from Affiliates

Due to the timing and nature of the Contribution Transaction, $2.8 million of principal and interest payments from certain investments that were contributed to the Trust settled at the Partnership. Additionally, there was a downward adjustment to the accrued interest paid to the Partnership for investments contributed to the Trust totaling $0.2 million. As of September 30, 2024, the total amount owed to the Trust from the Partnership was $3.0 million, as presented on the Statement of Financial Condition.

Due to Affiliates

As of September 30, 2024, the Trust owed $0.4 million to affiliates, as presented on the Statement of Financial Condition, of which $0.2 million was payable to the Partnership for investment principal and interest arising from the timing and nature of the Contribution Transaction and $0.2 million was payable to an affiliate of the Adviser for deferred financing fees paid on the Trust’s behalf.

6.	SHAREHOLDERS’ EQUITY

As of September 30, 2024, there were 10,010,000 shares issued and outstanding as a result of the Partnership committing and funding equity contributions of $100,000 and contributing assets in kind of $100.0 million.

7.	COMMITMENTS AND CONTINGENCIES

The Trust is not currently subject to any material legal proceedings. From time to time, the Trust may be a party to certain legal proceeds in the ordinary course of business, including proceedings relating to the enforcement of the Trust’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Trust does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As part of its strategy, the Trust seeks to provide financing through senior secured credit facilities. Such facilities may include revolving loan commitments, as well as delayed drawdowns of senior secured term loans. Additionally, the Trust makes commitments to and invests in structured finance securities. As of September 30, 2024, the Trust had total unfunded commitments arising from such facilities and investments of $13.6 million, consisting of $11.1

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

million and $2.5 million, arising from unaffiliated investments and affiliated investments, respectively. As of September 30, 2024, the Trust recorded $3,256 in net unrealized depreciation on unfunded loan commitments.

8.	INDEMNIFICATIONS

Under the Trust’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, during the normal course of business, the Trust enters into contracts containing a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these agreements cannot be known; however, the Trust expects any risk of loss to be remote.

9.	REVOLVING CREDIT FACILITY

The Trust may utilize leverage to the extent permitted by the 1940 Act. The Trust may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common shareholders. The Trust’s leverage strategy may not ultimately be successful.

On August 2, 2024, the Trust entered into a loan and security agreement (the “Revolving Credit Facility”) with City National Bank. Pursuant to the terms of the Revolving Credit Facility, the Trust can borrow up to the lesser of (a) the Revolver Commitment (the “Revolver Commitment”), which can be changed from time to time, and (b) the “Borrowing Base”, which is defined as varying percentages of the fair value of eligible investments. As of September 30, 2024, the Revolver Commitment was $50.0 million. Borrowings under the Revolving Credit Facility can be either Base Rate (defined as the greatest of (a) the Federal Funds Rate plus a spread, (b) the rate of interest announced or otherwise established by City National Bank as its prime commercial rate and (c) Term Secured Overnight Financing Rate (“SOFR”) plus a spread) loans or SOFR loans. SOFR loans under the Revolving Credit Facility bear interest at the daily or 1 month SOFR, plus a spread. The Trust is required to pay a commitment fee on the unused amount of the Revolver Commitment.

For the period from August 2, 2024 through September 30, 2024, the Trust had an average outstanding borrowing balance and an average interest rate of $23.1 million and 7.81%, respectively. The interest expense on the Revolving Credit Facility was $0.3 million for the same period, inclusive of the commitment fee, as recorded in the Statement of Operations. As of September 30, 2024, the current outstanding borrowing amount was $27.9 million, which is presented net of unamortized deferred financing costs of $0.2 million on the Statement of Financial Condition.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Revolver Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of August 2, 2025, unless extended.

10.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Trust is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Trust satisfies certain asset coverage requirements.

With respect to senior securities that are equity (i.e., preferred shares), the Trust is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are equity and calculated as the ratio of the Trust’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Trust’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities equity.

With respect to senior securities representing such indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Trust is required to have asset

EAGLE POINT DEFENSIVE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

(expressed in U.S. dollars)

coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Trust’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Trust’s outstanding senior securities representing indebtedness.

If the Trust’s asset coverage declines below 300% (or 200%, as applicable), the Trust would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred shares and may be prohibited from declaring certain distributions to shareholders. In addition, the terms of the Revolving Credit Facility require the Trust to cure any breach of the applicable asset coverage if the Trust fails to maintain the applicable asset coverage.

The following table summarizes the Trust’s asset coverage with respect to its Revolving Credit Facility, as of September 30, 2024:

(presented in millions)

As of September 30, 2024
Total assets	$130.8
Less liabilities and indebtedness not represented by senior securities	0.5
Net total assets and liabilities	$130.3

Revolving Credit Facility	27.9
$27.9

Asset coverage of debt securities (1)	467%

(1)	The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

11.	SUBSEQUENT EVENTS

Management of the Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 26, 2024, the date the statement of financial condition of the Trust was available to be issued. Management has determined there are no events in addition to those described above requiring adjustment to or disclosure in the financial statements and related notes through this date.

Eagle Point Defensive Income Trust

Financial Highlights

Per Share Data	For the period from July 29, 2024 (Commencement of Operations) through September 30, 2024
Net asset value at beginning of period	$10.00

Net investment income (1)	0.15

Net realized gain (loss) and changed in unrealized appreciation (depreciation) on investments (1) (2)	0.08

Net income (loss) and net increase (decrease) in net assets resulting from operations (1)	0.23

Distributions to shareholders from net investment income (3)	—

Distributions to shareholders from net realized gains on investments (3)	—

Distributions to shareholders from tax return of capital (3)	—

Total distributions declared to shareholders (3)	—

Distributions to shareholders based on weighted average shares impact (4)	—

Total distributions to shareholders	—

Net asset value at end of period	$10.23

Total net asset value return (5)	2.30%

Shares outstanding at end of period	10,010,000

Ratios and Supplemental Data:

Net asset value at end of period	$102,388,088
Ratio of expenses to average net assets (6)	3.65%
Ratio of net investment income to average net assets (6)	13.14%
Portfolio turnover rate (7)	3.73%
Asset coverage of preferred stock	N/A
Asset coverage of debt securities	467%

Revolving Credit Facility:
Principal amount outstanding at end of period	$27,885,766
Asset coverage per $1,000 at end of period (8)	$4,672

Footnotes to Financial Highlights:

(1)	Per share amounts are based on weighted average of shares outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and changed in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Trust's shares in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at each respective period. The Trust's final taxable income and the actual amount required to be distributed will be finally determined when the Trust files its final tax returns and may vary from these estimates.
(4)	Represents the difference between the per share amount distributed to shareholders of record and the per share amount distributed based on the weighted average of shares outstanding for the period.
(5)	Total return for the period from July 29, 2024 (commencement of operations) through September 30, 2024 is not annualized. Total return is calculated based on the change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Trust's distribution reinvestment plan.
(6)	Ratios for the period from July 29, 2024 (commencement of operations) through September 30, 2024 are annualized.
(7)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period (excluding investments acquired in exchange for shares issued by the Trust) and total sales executed during the period and repayents of principal (excluding sales of investments made following a purchase-of-assets transaction to realign the Trust's portfolio), divided by the average fair value of investments (with appropriate adjutstments made to the denominator to follow adjustments made to the numerator) for the same period.
(8)	The asset coverage per unit figure is the ratio of the Trust's total assets, less liabilities and indebtedness not represented by the Revolving Credit Facility, to the aggregate dollar amount of outstanding borrowings of the Revolving Credit Facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Defensive Income Trust

Supplemental Information

Senior Securities Table

Information about the Trust’s senior securities shown in the following table has been derived from the Trust’s financial statements as of and for the dates noted.

(presented in millions)

As of September 30, 2024
Title of Security	Total Principal Amount Outstanding	Asset Coverage Per Unit ⁽¹⁾
Revolving Credit Facility (City National Bank)	$27.9	$4,672

(1)	The asset coverage per unit figure is the ratio of the Trust's total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated for the Revolving Credit Facility in accordance with Section 18(h) of the 1940 Act. With respect to the Revolving Credit Facility, the asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

KPMG LLP

345 Park Avenue

New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Trustees

Eagle Point Defensive Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of financial condition of Eagle Point Defensive Income Trust (the Trust), including the schedule of investments, as of September 30, 2024, the related statements of operations, changes in net assets and cash flows for the period from July 29, 2024 (commencement of operations) through September 30, 2024, and the related notes (collectively, the financial statements) and the financial highlights for the period from July 29, 2024 (commencement of operations) through September 30, 2024. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of September 30, 2024, the results of its operations, changes in its net assets and cash flows, and the financial highlights for the period from July 29, 2024 (commencement of operations) through September 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and other counterparties; when replies were not received, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Accompanying Supplemental Information

The senior securities information of the Trust, on page 29 as of September 30, 2024, under the caption “Supplemental Information” (the Supplemental Information) has been subjected to audit procedures performed in conjunction with the audit of the Trust’s respective financial statements. The Supplemental Information is the responsibility of the Trust’s management. Our audit procedures included determining whether the Supplemental Information reconciles to the respective financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the Supplemental Information. In forming our opinion on the Supplemental Information, we evaluated whether the Supplemental Information, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the Supplemental Information is fairly stated, in all material respects, in relation to the respective financial statements as a whole.

We have served as the auditor of one or more companies advised by an affiliate of Eagle Point Defensive Income Management LLC since 2014.

New York, New York

November 26, 2024

Distribution Reinvestment Plan

Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of your cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distributions reinvestment. Participants in our DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by SS&C Technologies, Inc., or the “DRIP Agent.” Holders of our Shares who receive distributions in the form of additional Shares are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser.

Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distribution reinvestment. A request must be received by the Fund before the record date to be effective for that income distribution or capital gain distribution.

We and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any distribution by us.

All correspondence or additional information about the DRIP should be directed to SS&C Technologies, Inc., (866) 661-6615 or by mail: 80 Lamberton Rd, Windsor, Connecticut 06095.

Additional Information

Investment Advisory Agreement

At a meeting held on February 13, 2024, the Board of Trustees (the “Board”) of the Eagle Point Defensive Income Trust (the “Fund”), including all of the independent Trustees (voting separately), unanimously voted to approve the investment advisory agreement (the “Investment Advisory Agreement”) by and between the Fund and Eagle Point Defensive Income Management LLC (the “Adviser”) for an initial two-year period.

In reaching a decision to approve the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services to be performed by the Adviser, including the investment performance of other comparable registered investment companies and business development companies (“BDCs”), and certain other accounts advised by certain affiliates of the Adviser; (2) information regarding the expected fees and other expenses to be paid by the Fund, including the cost of services to be provided by the Adviser and its affiliate; (3) comparative information on fees and expenses borne by other comparable registered investment companies and BDCs, and certain other accounts advised by certain affiliates of the Adviser; (4) the extent to which economies of scale would be realized as the Fund grows and whether the proposed fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) various other factors.

The Board’s decision to approve the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services to be Provided and Performance

The Board reviewed and considered the nature, extent and quality of the services proposed to be provided by the Adviser under the Investment Advisory Agreement and by its affiliate under a separate administration agreement and the services proposed to be provided to the Fund by third-party service providers. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the qualifications, background and experience of the key personnel of the Adviser that were proposed to be primarily responsible for the day-to-day portfolio management of the Fund, and the proposed investment objectives and strategies of the Fund.

The Board also evaluated the ability of the Adviser to attract and retain high-caliber personnel. In this regard, the Board considered information regarding the Adviser’s and its affiliates’ compensation program, which is designed to provide both annual and long-term incentives for its personnel, aligning the personnel interests with the long-term success of the Adviser’s clients, including the Fund.

In addition, the Board reviewed information about the Adviser’s investment process, financial stability, investment and risk management programs and legal and compliance programs of the Adviser, and the Fund’s potential use of leverage, the form of leverage that could be used by the Fund, and the effect that such leverage may have on the Fund’s portfolio and performance.

The Board also considered and discussed the performance results for various periods of time of (1) funds and accounts managed by the Adviser and its affiliates that are comparable to the Fund in terms of investment objectives, investment policies, eligible portfolio investments and certain other characteristics; and (2) registered closed-end funds and BDCs managed by third-party investment advisers that have a credit-oriented investment strategy (the “Comparable Funds”). The Board noted that the Adviser stated it would provide additional comparison information against a composite of average performance of other registered investment companies or BDCs in the same classification as the Fund to the extent that Morningstar, Inc. or any similar service issues a ranking or similar designation for the Fund in the future. As the Fund had not yet commenced operations, the Board did not review information about the Fund’s performance. The Board considered the Adviser’s affiliates’ capabilities in managing investment strategies involving portfolio debt securities and other credit instruments and noted that the Board is familiar with the capabilities of the Adviser’s personnel through its supervision of other funds managed by the Adviser and its affiliates. The Board also noted that the Fund expects to have a different target asset mix and use a lower level of leverage than certain Comparable Funds.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and that the Fund should benefit from, the nature, extent and quality of services proposed to be provided to the Fund by the Adviser.

Proposed Investment Advisory Fee Rate and Total Expense Ratio

The Board then reviewed and considered the management fee rate proposed to be payable by the Fund to the Adviser under the Investment Advisory Agreement and information about the projected total expense ratio of the Fund. The Board considered a comparison of the advisory fee rate and total expense ratio of each of the Comparable Funds and, as applicable, other advised accounts. The Board also reviewed and considered the proposed expense support and expense limitation arrangements and how such arrangements could have the effect of reducing certain expenses of the Fund and how the Adviser could recoup certain expense payments if certain conditions are met. Among other things, the Board considered the differences between the proposed investment strategy of the Fund and the strategy of each of the Comparable Funds and noted that each of the Fund’s proposed management fee and projected total expense ratio was generally comparable to the Comparable Funds. The Board also compared the Fund’s proposed incentive fee on net investment income to those of the applicable Comparable Funds. The Board noted the Adviser’s belief that the proposed management and incentive fees were appropriate due to the Adviser’s institutional expertise, specialization, and scale; unique asset mix and target returns of the Fund; the rigor and sophistication of the Adviser’s investment process; and the Adviser’s affiliates’ proven track record of managing 1940 Act vehicles. The Board also compared the proposed fee structure for the Fund to those of two other funds managed by the Adviser, and noted that the proposed management fee structure for the Fund is substantially similar to that of the two other funds managed by the Adviser. The Board noted the differences between the structure of the Fund and that of the two other funds managed by the Adviser, and the reasons provided by the Adviser regarding the difference in fee structures.

In considering the proposed management fee rate, the Board also discussed the Fund’s expected use of leverage. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Fund and its shareholders, the use of leverage has the potential to increase the Adviser’s overall management fee and therefore may create a conflict of interest with the Fund’s shareholders.

Based on its review, the Board concluded that each of the Fund’s proposed management fee rate, incentive fee and projected total expense ratio is fair and reasonable in light of the services proposed to be provided to the Fund and other factors considered.

Profitability

The Board next considered that due to the difficulty of projecting future asset raising with a reasonable degree of certainty (as well as the relative size of future fixed costs) and other factors, the Adviser was unable to provide a reliable estimate of projected profitability to the Adviser from its relationship with the Fund that would be useful to the Board. The Board also considered that the Adviser would provide an update to the Trustees regarding Fund-level profitability in connection with the Board’s first meeting to consider the renewal of the Investment Advisory Agreement.

Economies of Scale

The Board considered the potential growth of the Fund and information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Fund. The Board considered that, given the complexity and time required to manage and monitor the portfolio debt securities in which the Fund would invest and the resource-intensive nature of acquiring and disposing of certain of the Fund’s expected investments in the primary markets (including the need to manage continuous inflows raised through the Fund’s public offering and to manage the liquidity of the Fund’s portfolio to satisfy the requirements of Rule 23c-3 and for general risk management purposes), any growth in the Fund’s assets would generally be expected to require additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the portfolio. Based on the foregoing, the Board concluded that the opportunity of the Fund to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Fund’s investment objectives and strategies.

Other Benefits and Other Factors

The Board considered other benefits to the Adviser and its affiliates that may be derived from their relationship with the Fund. The Board also considered that Eagle Point Securities LLC, an affiliate of the Adviser, would serve as the dealer manager of the Fund. The Board noted that, as dealer manager, Eagle Point Securities LLC would receive a dealer manager fee in connection with sales of certain classes of shares; however, the firm generally expects to reallow all or a portion of such fee to the applicable third-party selling intermediary. Based on information provided by the Adviser, the Board concluded that these benefits were not material.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation expected to be payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services to be provided to the Fund by the Adviser and other factors considered.

Management

Our Board of Trustees (the “Board”) is responsible for managing the Fund’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Fund’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Fund. The Fund refers to these trustees as the Fund’s “independent trustees.”

The trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Fund’s officers and trustees also are officers or managers of our Adviser and its affiliates. Each of our trustees also serves as a director of Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Enhanced Income Trust, each of which is a registered investment company for which our Adviser (or its affiliate) serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]

Interested Trustees[2]
Thomas P. Majewski Age: 50	Trustee, Chief Executive Officer and Principal Executive Officer	Since inception[4]	Managing Partner of Eagle Point Credit Management LLC (including certain affiliated advisers) since September 2012. Chief Executive Officer of Eagle Point Credit Company Inc. since May 2014, Eagle Point Income Company Inc. since October 2018 Eagle Point Institutional since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Enhanced Income Trust

James R. Matthews Age: 57	Trustee	Since inception[4]	Managing Director of Stone Point Capital LLC.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Enhanced Income Trust

Name, Address[1] and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]

Independent Trustees
Scott W. Appleby Age: 60	Trustee	Since inception[4]	President of Appleby Capital, Inc., a financial advisory firm since April 2009.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Enhanced Income Trust

Kevin F. McDonald Age: 58	Trustee	Since inception[4]

Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018.

Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Enhanced Income Trust

Paul E. Tramontano Age: 63	Trustee	Since inception[4]	Executive Managing Director at Cresset Asset Management, LLC since April 2023; Senior Managing Director and Wealth Manager at First Republic Investment Management from October 2015 to April 2023.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Enhanced Income Trust

Jeffrey L. Weiss Age: 63	Trustee	Since inception[4]	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Enhanced Income Trust

[1]	The business address of each of our trustees is c/o Eagle Point Defensive Income Trust, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.

[2]	Mr. Majewski is an interested trustee due to his position with the Adviser. Mr. Matthews is an interested trustee due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.

[3]	Eagle Point Credit Company Inc., Eagle Point Income Company, Eagle Point Institutional Income Fund and Eagle Point Enhanced Income Trust are each considered to be in the same fund complex as us and, as a result, each trustee serves as a director/trustee of five investment companies in the same complex.

[4]	Each Trustee holds an indefinite term until the Trustee’s resignation, removal, or death.

The Fund’s registration statement and prospectus include additional information about our trustees. A copy of the prospectus is available free of charge at WEBSITE or upon request by calling (866) 661-6615.

Officers

Information regarding our officers who are not trustees is as follows:

Name, Address[1] and Age	Positions Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 56	Chief Financial Officer, Principal Accounting Officer and Chief Operating Officer	Since inception

Chief Financial Officer and Chief Operating Officer of Eagle Point Credit Company Inc. since July 2014, Eagle Point Income Company Inc. since October 2018, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; Chief Financial Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since July 2014; Chief Operating Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since August 2014.

Name, Address[1] and Age	Positions Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Nauman S. Malik Age: 44	Chief Compliance Officer	Since inception

Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; General Counsel of Eagle Point Credit Management LLC (including certain affiliated advisers) since June 2015; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from September 2015 to March 2020.

Courtney B. Fandrick Age: 42	Secretary	Since inception

Secretary of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since April 2020; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from December 2014 to March 2020.

[1]	The business address of each of our officers is c/o Eagle Point Defensive Income Trust, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.

[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Portfolio Information

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT will be available without charge, upon request by calling (866) 661-6615, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Voting Policies and Records

The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Fund’s prospectus, filed with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge: (1) upon request, by calling toll free (844) 810-6501; or (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Defensive Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Privacy Policy

The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Defensive Income Trust and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Defensive Income Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (866) 661-6615.

We will review this policy from time to time and may update it at our discretion.

*                      *                      *

End of Annual Report. Back Cover Follows

Eagle Point Defensive Income Trust

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340-8500

Investment Adviser

© 2024, Eagle Point Defensive Income Trust. All rights reserved.

Item 2.	Code of Ethics

As of the end of the period covered by this report, Eagle Point Defensive Income Trust (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3.	Audit Committee Financial Expert

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of trustees has determined that Jeffrey L. Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended September 30, 2024 was $40,000.
(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal year ended September 30, 2024 was $41,500. The fees incurred in the 2024 fiscal year were in connection with the registrant’s filing of its registration statements.
(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal year ended September 30, 2024 was $0. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.
(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal year ended September 30, 2024 was $0.
(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not applicable
(g)	For the fiscal year ended September 30, 2024, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $41,500. For the year ended, September 30, 2024, these fees were for the services rendered in connection with advisory, tax compliance, tax advice, tax planning, and filing of its registration statements during the period for the registrant and for the registrant’s investment adviser. These fees exclude any fees paid by Eagle Point Credit Management LLC, Eagle Point Income Management LLC, Eagle Point Enhanced Income Management LLC and Eagle Point Defensive Income Management LLC.
(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrant

(a)	Not applicable.

(b)	Not applicable.

Item 6.	Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights For Open-End Management Investment Companies

Not applicable.

Item 8.	Changes In and Disagreements With Accountants For Open-End Management Investment Companies

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11.	Statement Regarding Basis For Approval of Investment Advisory Contract

Included in Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Defensive Income Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent trustees, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Defensive Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 13.	Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of September 30, 2024.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). Certain of the Adviser’s affiliates provide investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments which conflict with the positions held by other accounts, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser and certain of its affiliates, subject to certain conditions including that (i) a majority of the registrant’s trustees who have no financial interest in the transaction and a majority of the registrant’s trustees who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s trustees and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is the Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”) and oversees all of the firm’s investment offerings. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has over 28 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Mr. Majewski held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns, and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Mr. Majewski began his career in the securitization group at Arthur Andersen.

Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company; director, Chairman and Chief Executive Officer of Eagle Point Income Company; trustee, Chairman and Chief Executive Officer of Eagle Point Enhanced Income Trust and trustee, Chairman and Chief Executive Officer of Eagle Point Defensive Income Trust.

Mr. Majewski holds a BS in Accounting from Binghamton University.

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Ko has over 17 years of experience in structured finance. Prior to joining Eagle Point in 2012, he was a Vice President in Bank of America’s (f/k/a Bank of America Merrill Lynch) CLO structuring group, where he modeled cash flows, negotiated terms with debt and equity investors, and coordinated the rating process. Mr. Ko was also responsible for exploring non-standard structuring initiatives, including financing trades with dynamic leverage, emerging market CBOs and European CLOs. Earlier, he managed their legacy CLO, TruPS CDO, and ABS CDO portfolios and started in their CDO/CLO structuring group.

Mr. Ko holds a BS in Finance and Accounting, magna cum laude, from The Wharton School of the University of Pennsylvania.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Spinner has over 27 years of experience in credit and advising, financing, and investing in alternative asset management firms and funds. He has been involved in the credit markets for the majority of his career. Prior to joining Eagle Point in 2013, Mr. Spinner oversaw the Private Equity, Special Opportunities Credit, and Real Estate allocations for the 1199SEIU Benefit and Pension Funds. He was also a Managing Director in the Financial Institutions Group at Bear Stearns focused on alternative asset managers, and a co-founder and President of Structured Capital Partners (a financial holding company formed to invest in CLO and structured credit managers). Mr. Spinner started his career in the Financial Institutions Group at Chase Manhattan Bank.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of September 30, 2024. Among the accounts listed below, four of the “Registered Investment Companies” (with total assets of $1,431.9), nine of the “Other Pooled Investment Vehicles” (with total assets of $2,941.7) and 32 of the “Other Accounts” (with total assets of $2,397.4) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	4	$1,836.5	15	$3,675	64	$5,965

Daniel W. Ko	4	$1,836.5	15	$3,675	64	$5,965

Daniel M. Spinner	4	$1,836.5	15	$3,675	64	$5,965

*	Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common shares which are owned beneficially by each portfolio manager as of September 30, 2024. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)
Thomas P. Majewski	None

Daniel W. Ko	None

Daniel M. Spinner	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 15.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16.	Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the fiscal year ended September 30, 2024.

Item 18.	Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19.	Exhibits

(a)(3)	Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT DEFENSIVE INCOME TRUST

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	November 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	November 26, 2024

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	November 26, 2024